UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2023

Star Holdings

(Exact name of registrant as specified in its charter)

Maryland	001-41572	37-6762818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, $0.001 par value	STHO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

Star Holdings (the “Trust”) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on December 16, 2022 (as amended, the “Registration Statement”), relating to the distribution by iStar Inc. (“iStar”) of all of the issued and outstanding common shares of beneficial interest, par value $0.001 per share, of the Trust to iStar's common stockholders, on a pro rata basis (the “Distribution”).

On March 22, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding the Trust's assets and management. The final information statement, dated March 22, 2023 (the “Information Statement”), is attached hereto as Exhibit 99.1. On March 22, 2023, iStar made the Information Statement publicly available and expects to begin mailing a Notice of Internet Availability of Informational Materials to iStar's common stockholders as soon as reasonably practicable.

Completion of the Distribution is a closing condition to the previously-announced merger of iStar and Safehold Inc. (the "Merger"). The Distribution is expected to occur before the open of trading on March 31, 2023, immediately prior to the closing of the Merger. Holders of shares of iStar common stock as of March 27, 2023, the record date for the Distribution, will be entitled to receive 0.153 common shares of the Trust for every share of iStar common stock held by such stockholder. As described in the Information Statement, the Distribution is subject to the satisfaction or waiver of certain conditions, including iStar and Safehold having confirmed that the closing conditions to the Merger have been satisfied or waived. There can be no assurance that the conditions to the Distribution will be satisfied.

Although we expect that a limited market, commonly known as a “when-issued” trading market, will develop approximately one trading day before the record date for the Distribution, the Trust's common shares are expected to begin trading “regular way” on the Nasdaq Global Market under the ticker symbol “STHO” on March 31, 2023, the first trading day following completion of the Distribution.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
99.1	Information Statement of Star Holdings, dated March 22, 2023
99.2	Notice of Internet Availability of Informational Materials
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2023

Star Holdings

By:	/s/ Jay Sugarman
Name: Jay Sugarman
Title: Chief Executive Officer